EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	Braintree TPP LLC	Delaware
7)	BRE/Swiss L.L.C.	Delaware
8)	Brookfield TPP LLC	Delaware
9)	Calgary Charlotte Holdings Company	Nova Scotia
10)	Calgary Charlotte Partnership	Alberta, CN
11)	CB Realty Sales, Inc.	Delaware
12)	CCC CMBS Corporation	Delaware
13)	CCES Chicago LLC	Delaware
14)	CCFH Maui LLC	Delaware
15)	CCFS Atlanta LLC	Delaware
16)	CCFS Philadelphia LLC	Delaware
17)	CCHH Atlanta LLC	Delaware
18)	CCHH Burlingame LLC	Delaware
19)	CCHH Cambridge LLC	Delaware
20)	CCHH Host Capitol Hill LLC	Delaware
21)	CCHH Maui LLC	Delaware
22)	CCHH Reston LLC	Delaware
23)	CCHI Singer Island LLC	Delaware
24)	CCMH Atlanta Marquis LLC	Delaware
25)	CCMH Atlanta Suites LLC	Delaware
26)	CCMH Charlotte LLC	Delaware
27)	CCMH Chicago CY LLC	Delaware
28)	CCMH Copley LLC	Delaware
29)	CCMH Coronado LLC	Delaware
30)	CCMH Costa Mesa Suites LLC	Delaware
31)	CCMH DC LLC	Delaware
32)	CCMH Deerfield Suites LLC	Delaware
33)	CCMH Denver SE LLC	Delaware
34)	CCMH Denver Tech LLC	Delaware
35)	CCMH Denver West LLC	Delaware
36)	CCMH Diversified LLC	Delaware
37)	CCMH Downer’s Grove Suites LLC	Delaware
38)	CCMH Dulles AP LLC	Delaware
39)	CCMH Dulles Suites LLC	Delaware
40)	CCMH Fin Center LLC	Delaware
41)	CCMH Fisherman’s Wharf LLC	Delaware
42)	CCMH Ft. Lauderdale LLC	Delaware
43)	CCMH Gaithersburg LLC	Delaware
44)	CCMH Hanover LLC	Delaware
45)	CCMH Houston AP LLC	Delaware
46)	CCMH Houston Galleria LLC	Delaware
47)	CCMH IHP LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Kansas City AP LLC	Delaware
49)	CCMH Key Bridge LLC	Delaware
50)	CCMH Lenox LLC	Delaware
51)	CCMH Manhattan Beach LLC	Delaware
52)	CCMH Marina LLC	Delaware
53)	CCMH McDowell LLC	Delaware
54)	CCMH Memphis LLC	Delaware
55)	CCMH Metro Center LLC	Delaware
56)	CCMH Miami AP LLC	Delaware
57)	CCMH Minneapolis LLC	Delaware
58)	CCMH Moscone LLC	Delaware
59)	CCMH Nashua LLC	Delaware
60)	CCMH Newark LLC	Delaware
61)	CCMH Newport Beach LLC	Delaware
62)	CCMH Newport Beach Suites LLC	Delaware
63)	CCMH Newton LLC	Delaware
64)	CCMH O’Hare AP LLC	Delaware
65)	CCMH O’Hare Suites LLC	Delaware
66)	CCMH Orlando LLC	Delaware
67)	CCMH Palm Desert LLC	Delaware
68)	CCMH Park Ridge LLC	Delaware
69)	CCMH Pentagon RI LLC	Delaware
70)	CCMH Perimeter LLC	Delaware
71)	CCMH Philadelphia AP LLC	Delaware
72)	CCMH Philadelphia Mkt. LLC	Delaware
73)	CCMH Portland LLC	Delaware
74)	CCMH Potomac LLC	Delaware
75)	CCMH Properties II LLC	Delaware
76)	CCMH Quorum LLC	Delaware
77)	CCMH Raleigh LLC	Delaware
78)	CCMH Riverwalk LLC	Delaware
79)	CCMH Rocky Hill LLC	Delaware
80)	CCMH San Diego LLC	Delaware
81)	CCMH San Fran AP LLC	Delaware
82)	CCMH Santa Clara LLC	Delaware
83)	CCMH Scottsdale Suites LLC	Delaware
84)	CCMH South Bend LLC	Delaware
85)	CCMH Tampa AP LLC	Delaware
86)	CCMH Tampa Waterside LLC	Delaware
87)	CCMH Times Square LLC	Delaware
88)	CCMH Westfields LLC	Delaware
89)	CCRC Amelia Island LLC	Delaware
90)	CCRC Atlanta LLC	Delaware
91)	CCRC Buckhead/Naples LLC	Delaware
92)	CCRC Dearborn LLC	Delaware
93)	CCRC Marina LLC	Delaware
94)	CCRC Naples Golf LLC	Delaware
95)	CCRC Phoenix LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96)	CCRC San Francisco LLC	Delaware
97)	CCRC Tysons LLC	Delaware
98)	CCSH Atlanta LLC	Delaware
99)	CCSH Boston LLC	Delaware
100)	CCSH Chicago LLC	Delaware
101)	CCSH New York LLC	Delaware
102)	Chesapeake Hotel Limited Partnership	Delaware
103)	Cincinnati Plaza LLC	Delaware
104)	City Center Hotel Limited Partnership	Minnesota
105)	CLDH Meadowvale, Inc.	Ontario
106)	CLMH Airport, Inc.	Ontario
107)	CLMH Calgary, Inc.	Ontario
108)	CLMH Eaton Centre, Inc.	Ontario
109)	Davis Realty LLC	Delaware
110)	DS Hotel LLC	Delaware
111)	Durbin LLC	Delaware
112)	East Side Hotel Associates, L.P.	Delaware
113)	Elcrisa S.A. de C.V.	Mexico
114)	Euro JV Manager LLC	Delaware
115)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
116)	Fernwood Atlanta Corporation	Delaware
117)	Fernwood Hotel Assets, Inc.	Delaware
118)	Fernwood Hotel LLC	Delaware
119)	G.L. Insurance Corporation	Hawaii
120)	Harbor-Cal S.D. Partnership	California
121)	HHR Naples LLC	Delaware
122)	HHR Newport Beach LLC	Delaware
123)	HMA Realty Limited Partnership	Delaware
124)	HMA-GP LLC	Delaware
125)	HMC Airport, Inc.	Delaware
126)	HMC Amelia I LLC	Delaware
127)	HMC Amelia II LLC	Delaware
128)	HMC AP Canada Company	Nova Scotia
129)	HMC AP GP LLC	Delaware
130)	HMC AP LP	Delaware
131)	HMC Atlanta LLC	Delaware
132)	HMC BCR Holdings LLC	Delaware
133)	HMC Burlingame Hotel LLC	Delaware
134)	HMC Burlingame II LLC	Delaware
135)	HMC Burlingame LLC	Delaware
136)	HMC Cambridge LLC	Delaware
137)	HMC Capital LLC	Delaware
138)	HMC Capital Resources LLC	Delaware
139)	HMC Charlotte (Calgary) Company	Nova Scotia
140)	HMC Charlotte GP LLC	Delaware
141)	HMC Charlotte LP	Delaware
142)	HMC Chicago Lakefront LLC	Delaware
143)	HMC Chicago LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144)	HMC Copley LLC	Delaware
145)	HMC Desert LLC	Delaware
146)	HMC Diversified American Hotels, L.P.	Delaware
147)	HMC Diversified LLC	Delaware
148)	HMC DSM LLC	Delaware
149)	HMC East Side II LLC	Delaware
150)	HMC East Side LLC	Delaware
151)	HMC Gateway LLC	Delaware
152)	HMC Georgia LLC	Delaware
153)	HMC Grace (Calgary) Company	Nova Scotia
154)	HMC Grand LLC	Delaware
155)	HMC Hanover LLC	Delaware
156)	HMC Hartford LLC	Delaware
157)	HMC Headhouse Funding LLC	Delaware
158)	HMC Host Restaurants LLC	Delaware
159)	HMC Hotel Development LLC	Delaware
160)	HMC Hotel Properties II Limited Partnership	Delaware
161)	HMC Hotel Properties Limited Partnership	Delaware
162)	HMC HPP LLC	Delaware
163)	HMC HT LLC	Delaware
164)	HMC IHP Holdings LLC	Delaware
165)	HMC JWDC GP LLC	Delaware
166)	HMC JWDC LLC	Delaware
167)	HMC Kea Lani LLC	Delaware
168)	HMC Lenox LLC	Delaware
169)	HMC Manhattan Beach LLC	Delaware
170)	HMC Market Street LLC	Delaware
171)	HMC Maui LLC	Delaware
172)	HMC McDowell LLC	Delaware
173)	HMC McDowell Mountains LLC	Delaware
174)	HMC Mexpark LLC	Delaware
175)	HMC MHP II LLC	Delaware
176)	HMC Naples Golf, Inc.	Delaware
177)	HMC NGL LLC	Delaware
178)	HMC O’Hare Suites Ground LLC	Delaware
179)	HMC OLS I LLC	Delaware
180)	HMC OLS I LP	Delaware
181)	HMC OLS II LP	Delaware
182)	HMC OP BN LLC	Delaware
183)	HMC Pacific Gateway LLC	Delaware
184)	HMC Palm Desert LLC	Delaware
185)	HMC Park Ridge II LLC	Delaware
186)	HMC Park Ridge LLC	Delaware
187)	HMC Park Ridge LP	Delaware
188)	HMC Partnership Properties LLC	Delaware
189)	HMC PLP LLC	Delaware
190)	HMC Polanco LLC	Delaware
191)	HMC Potomac LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
192)	HMC Properties I LLC	Delaware
193)	HMC Properties II LLC	Delaware
194)	HMC Property Leasing LLC	Delaware
195)	HMC Reston LLC	Delaware
196)	HMC Retirement Properties, L.P.	Delaware
197)	HMC SBM Two LLC	Delaware
198)	HMC Seattle LLC	Delaware
199)	HMC SFO LLC	Delaware
200)	HMC Suites Limited Partnership	Delaware
201)	HMC Suites LLC	Delaware
202)	HMC Swiss Holdings LLC	Delaware
203)	HMC Times Square Hotel LLC	Delaware
204)	HMC Times Square Partner LLC	Delaware
205)	HMC Toronto Air Company	Nova Scotia
206)	HMC Toronto Airport GP LLC	Delaware
207)	HMC Toronto Airport LP	Delaware
208)	HMC Toronto EC Company	Nova Scotia
209)	HMC Toronto EC GP LLC	Delaware
210)	HMC Toronto EC LP	Delaware
211)	HMC/Interstate Manhattan Beach, L.P.	Delaware
212)	HMC/RGI Hartford, L.P.	Delaware
213)	HMH General Partner Holdings LLC	Delaware
214)	HMH HPT CBM LLC	Delaware
215)	HMH HPT RIBM LLC	Delaware
216)	HMH Marina LLC	Delaware
217)	HMH Pentagon LLC	Delaware
218)	HMH Restaurants LLC	Delaware
219)	HMH Rivers L.P.	Delaware
220)	HMH Rivers LLC	Delaware
221)	HMH WTC LLC	Delaware
222)	HMT Lessee Sub (Atlanta) LLC	Delaware
223)	HMT Lessee Sub (Palm Desert) LLC	Delaware
224)	HMT Lessee Sub (Properties II) LLC	Delaware
225)	HMT Lessee Sub (Santa Clara) LLC	Delaware
226)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
227)	HMT Lessee Sub I LLC	Delaware
228)	HMT Lessee Sub II LLC	Delaware
229)	HMT Lessee Sub III LLC	Delaware
230)	HMT Lessee Sub IV LLC	Delaware
231)	HMT SPE (Atlanta) Corporation	Delaware
232)	HMT SPE (Palm Desert) Corporation	Delaware
233)	HMT SPE (Properties II) Corporation	Delaware
234)	HMT SPE (Santa Clara) Corporation	Delaware
235)	Hopewell Associates, L.P.	Georgia
236)	Host Atlanta Perimeter Ground LLC	Delaware
237)	Host CAD Business Trust	Maryland
238)	Host California Corporation	Delaware
239)	Host Capitol Hill LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
240)	Host Cincinnati Hotel LLC	Delaware
241)	Host Cincinnati II LLC	Delaware
242)	Host CLD Business Trust	Maryland
243)	Host CLP LLC	Delaware
244)	Host Dallas Quorum Ground LLC	Delaware
245)	Host Denver Hotel Company	Delaware
246)	Host Denver LLC	Delaware
247)	Host DSM Limited Partnership	Delaware
248)	Host Euro Business Trust	Maryland
249)	Host Financing LLC	Delaware
250)	Host FJD Business Trust	Maryland
251)	Host Fourth Avenue LLC	Delaware
252)	Host Hanover Hotel Corporation	Delaware
253)	Host Hanover Limited Partnership	Delaware
254)	Host Harbor Island Corporation	Delaware
255)	Host Holding Business Trust	Maryland
256)	Host Hotels Limited	United Kingdom
257)	Host Houston Briar Oaks, L.P.	Delaware
258)	Host Indianapolis Hotel LLC	Delaware
259)	Host Indianapolis Hotel Member LLC	Delaware
260)	Host Indianapolis I LLC	Delaware
261)	Host Indianapolis LLC	Indiana
262)	Host Kierland LLC	Delaware
263)	Host La Jolla LLC	Delaware
264)	Host Los Angeles LLC	Delaware
265)	Host Mission Hills Hotel LLC	Delaware
266)	Host Mission Hills II LLC	Delaware
267)	Host Mission Hills LLC	Delaware
268)	Host Needham Hotel LLC	Delaware
269)	Host Needham II LLC	Delaware
270)	Host Needham LLC	Delaware
271)	Host of Boston, Ltd.	Massachusetts
272)	Host of Houston 1979	Texas
273)	Host of Houston Ltd.	Texas
274)	Host Park Ridge LLC	Delaware
275)	Host PLN Business Trust	Maryland
276)	Host Properties, Inc.	Delaware
277)	Host Realty Company LLC	Delaware
278)	Host Realty Hotel LLC	Delaware
279)	Host Realty LLC	Delaware
280)	Host Realty Partnership, L.P.	Delaware
281)	Host San Diego Hotel LLC	Delaware
282)	Host San Diego LLC	Delaware
283)	Host Seattle Ground LLC	Delaware
284)	Host SH Boston Corporation	Massachusetts
285)	Host Tucson LLC	Delaware
286)	Host UK Business Trust	Maryland
287)	Host Waltham Hotel LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
288)	Host Waltham II LLC	Delaware
289)	Host Waltham LLC	Delaware
290)	Host Warsaw Corporation	Delaware
291)	Houston TPP LLC	Delaware
292)	HST Chicago Ground LLC	Delaware
293)	HST GP LAX LLC	Delaware
294)	HST GP Mission Hills LLC	Delaware
295)	HST GP San Diego LLC	Delaware
296)	HST GP South Coast LLC	Delaware
297)	HST GP SR Houston LLC	Delaware
298)	HST I LLC	Delaware
299)	HST II LLC	Delaware
300)	HST III LLC	Delaware
301)	HST Kierland LLC	Delaware
302)	HST Lessee Boston LLC	Delaware
303)	HST Lessee Cincinnati LLC	Delaware
304)	HST Lessee CMBS LLC	Delaware
305)	HST Lessee Denver LLC	Delaware
306)	HST Lessee Indianapolis LLC	Delaware
307)	HST Lessee Keystone LLC	Delaware
308)	HST Lessee LAX LP	Delaware
309)	HST Lessee Mission Hills LP	Delaware
310)	HST Lessee Needham LLC	Delaware
311)	HST Lessee San Diego LP	Delaware
312)	HST Lessee SLT LLC	Delaware
313)	HST Lessee SNYT LLC	Delaware
314)	HST Lessee South Coast LP	Delaware
315)	HST Lessee SR Houston LLC	Delaware
316)	HST Lessee Tucson LLC	Delaware
317)	HST Lessee Waltham LLC	Delaware
318)	HST Lessee West Seattle LLC	Delaware
319)	HST Lessee WNY LLC	Delaware
320)	HST Lessee W Seattle LLC	Delaware
321)	HST LT LLC	Delaware
322)	HST RHP LLC	Delaware
323)	HTKG Development Associates Management Corporation	California
324)	IHP Holdings Partnership LP	Pennsylvania
325)	Indianapolis TPP LLC	Delaware
326)	Ivy Street Hopewell LLC	Delaware
327)	Ivy Street Hotel Limited Partnership	Georgia
328)	Ivy Street LLC	Delaware
329)	JWDC Limited Partnership	Delaware
330)	Los Angeles TPP LLC	Delaware
331)	Market Street Host LLC	Delaware
332)	Marriott Mexico City Partnership, G.P.	Delaware
333)	MDSM Finance LLC	Delaware
334)	MFI Liquidating Agent LLC	Delaware
335)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
336)	New Market Street LP	Delaware
337)	Pacific Gateway, Ltd.	California
338)	Philadelphia Airport Hotel Corporation	Pennsylvania
339)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
340)	Philadelphia Airport Hotel LLC	Delaware
341)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
342)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
343)	PM Financial LLC	Delaware
344)	PM Financial LP	Delaware
345)	Potomac Hotel Limited Partnership	Delaware
346)	PRM LLC	Delaware
347)	Providence TPP LLC	Delaware
348)	RHP Foreign Lessee LLC	Delaware
349)	Rockledge CBM Investor II LLC	Delaware
350)	Rockledge CBM One Corporation	Delaware
351)	Rockledge Hanover LLC	Delaware
352)	Rockledge HMC BN LLC	Delaware
353)	Rockledge HMT LLC	Delaware
354)	Rockledge Hotel LLC	Delaware
355)	Rockledge Hotel Properties, Inc.	Delaware
356)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
357)	Rockledge Manhattan Beach LLC	Delaware
358)	Rockledge Minnesota LLC	Delaware
359)	Rockledge NY Times Square LLC	Delaware
360)	Rockledge Potomac LLC	Delaware
361)	Rockledge Riverwalk LLC	Delaware
362)	Rockledge Square 254 LLC	Delaware
363)	S.D. Hotels LLC	Delaware
364)	Santa Clara HMC LLC	Delaware
365)	Santa Clara Host Hotel Limited Partnership	Delaware
366)	Seattle Host Hotel Company LLC	Delaware
367)	SNYT LLC	Delaware
368)	South Coast Host Hotel LLC	Delaware
369)	Stamford TPP LLC	Delaware
370)	Starlex LLC	Delaware
371)	Timeport, L.P.	Georgia
372)	Times Square GP LLC	Delaware
373)	Times Square HMC Hotel, L.P.	New York
374)	Times Square LLC	Delaware
375)	Timewell Group, L.P.	Georgia
376)	W&S Realty Corporation of Delaware	Delaware
377)	Waltham TPP LLC	Delaware
378)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
379)	YBG Associates LLC	Delaware